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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       January 31, 2001

                                   SpinCycle, Inc.
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             (Exact name of registrant as specified in its charter)


   Delaware                             N/A                      41-1821793
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(State of or other                  (Commission            (IRS Employer
jurisdiction of incorporation)       File Number)         Identification Number)





15990 North Greenway/Hayden Loop, Scottsdale, Arizona                85260
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    (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code             (480) 707-9999
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                                 Not Applicable
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          (Former name or former address, if changed since last report)







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     ITEM 5. Other Events.


     On January 31, 2001, Mr. Peter Ax separated from SpinCycle, Inc. (the "Company"). Mr. Ax will be paid for the period remaining (through November 30,
2001) on his employment agreement with the Company. Mr. Ax also resigned as a director of the company. Hereafter, Mr. Ax will be focusing his efforts on Cleanwave, LLC, of which the Company is a majority owner, and of which he continues to be chief executive officer and interim president. Effective as of January 31, 2001, SpinCycle has engaged Mr. John Morlock to assume the duties of chief executive officer on an interim basis.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      None.




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                                   SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    SPINCYCLE, INC.
                                    (Registrant)


                                    By: /s/ John Morlock
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                                       Interim Chief Executive Officer

DATED: February 15, 2001